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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 6, 2003



                            APOGENT TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)


          Wisconsin                      1-11091                 22-2849508
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
        incorporation                                       Identification No.)


          30 Penhallow Street
       Portsmouth, New Hampshire                        03801
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  603.433.6131


                             -----------------------
         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     Apogent Technologies Inc. announced on January 7, 2003 that Jeffrey C. Leathe, Executive Vice President, Chief Financial Officer and Treasurer, resigned from the Company on January 6, 2003 to pursue other opportunities.

     Dennis Brown, who served as Apogent's Chief Financial Officer and Treasurer from 1993 until the spin-off of Sybron Dental Specialties, Inc. in December 2000 and has remained as an employee of Apogent on a special assignment basis, will serve as Interim Chief Financial Officer and Treasurer until the position is permanently filled. Mr. Brown has served as a director of Sybron Dental Specialties since its spin-off by Apogent.

     In connection with the spin-off of Sybron Dental Specialties Mr. Brown terminated his former employment agreement and entered into a new employment agreement with Apogent with a term expiring December 31, 2003, to serve as a part-time employee with certain financial responsibilities within the Company. Mr. Brown is entitled to an annual salary of $150,000 as well as other benefits, including life insurance, club memberships, financial planning, executive physicals, car allowance and related expenses, and health and welfare benefits. If his employment is terminated as a result of a "change in control" (as defined in the employment agreement), he will be entitled to a severance payment equal to three times his average salary and bonus in the five full calendar years immediately prior to the change in control. He also would be entitled to receive, for a thirty-six month period after employment termination, life, accident and health insurance benefits substantially similar to those which he was receiving or entitled to under his employment agreement.

     Copies of Apogent's separation agreement with Mr. Leathe and of the form of Apogent's employment agreement with Mr. Brown are filed or incorporated by reference as exhibits to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits:

     See the Exhibit Index following the Signature page of this report, which is incorporated herein by reference.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 8, 2003                  APOGENT TECHNOLOGIES INC.

                                        By:  /s/ Michael K. Bresson
                                             ----------------------------------
                                             Michael K. Bresson
                                             Executive Vice President - General
                                             Counsel and Secretary

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                            APOGENT TECHNOLOGIES INC.
                               (THE "REGISTRANT")
                          (COMMISSION FILE NO. 1-11091)

                                  EXHIBIT INDEX
                                       TO
                             FORM 8-K CURRENT REPORT
                              Dated January 6, 2003

Exhibit
Number         Description
-------        ----------------------------------------------------------------

10.1 Separation Agreement and General Release dated as of January 6, 2003 with Jeffrey C. Leathe.

10.2 Form of Employment Agreement with Dennis Brown (incorporated by reference to Exhibits 10.3 and 10.4 to the Registrant's Form 10-K for the fiscal year ended September 30, 2000).

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